EXHIBIT  23.2  CONSENT  OF  INDEPENDENT  AUDITORS

CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THE AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT ON FORM S-8 OF SENTICORE, INC. (FORMERLY HOJO HOLDINGS, INC.) OF OUR REPORT DATED APRIL 17, 2004, WHICH APPEARS IN THE REGISTRANT'S FORM 10-KSB/A FOR THE YEAR ENDED DECEMBER 31, 2003.


/s/  STARK  WINTER  SCHENKEIN  &  CO.,  LLP

SEPTEMBER  24,  2004